SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

Warpspeed Taxi Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Shiriki House Office Community, 3rd Floor Westside Towers

Lower Kabete Road, Westlands Nairobi, KE Kenya

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 802-0474

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Change in Registrant’s Certifying Accountant

(A) Resignation of Jack Shama CPA

On July 15, 2023, we dismissed Jack Shama CPA as our principal independent accountant, and concurrently engaged OLAYINKA OYEBOLA & CO (Chartered Accountants) as our principal independent accountant. Our board of directors approved the change of principal independent accountants.

The principal independent accountant’s report issued by Jack Shama CPA for the fiscal year ended July 31, 2021 and 2022 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern..

There were no disagreements with Jack Shama CPA, our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jack Shama CPA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Jack Shama CPA furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

We did not consult with OLAYINKA OYEBOLA & CO (Chartered Accountants) prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by him, or any other similar matters. In addition, during such periods, we have not consulted with OLAYINKA OYEBOLA & CO (Chartered Accountants) regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Jack Shama CPA to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WarpSpeed Taxi Inc.

Date: January 24, 2024	By:	/s/ Daniel Okelo
Daniel Okelo, President, Chief Executive Officer, Chief Financial Officer, principal accounting officer and director

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